UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2015
_______________________
Toys “R” Us, Inc.
(Exact Name of Registrant as Specified in Charter)
_______________________

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On December 2, 2015, Toys “R” Us, Inc. (the “Company”), in connection with a presentation to be made at an analyst conference, plans to disclose preliminary estimates of: (i) net sales, (ii) same store sales, (iii) gross margin, (iv) selling, general and administrative expenses and (iv) adjusted EBITDA, among other items for the third quarter of fiscal 2015, as set forth on Exhibit 99.1 (which information is incorporated by reference in this Item 2.02).
The third quarter of fiscal 2015 refers to August 2, 2015 to October 31, 2015 and the third quarter of fiscal 2014 refers to August 3, 2014 to November 1, 2014. Refer to Exhibit 99.1 for the financial information described above and a reconciliation of certain Non-GAAP financial measures included in such financial information. The preliminary estimates for the third quarter of fiscal 2015 are derived from preliminary internal financial reports and are subject to revision based on the completion of quarter-end accounting and financial reporting processes. Accordingly, our actual results may differ from these estimates and such differences may be material.
The foregoing financial information, which has been furnished solely for this Item 2.02 and Exhibit 99.1, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
ITEM 7.01 REGULATION FD DISCLOSURE
Attached as Exhibit 99.1 is a presentation that the Company intends to use at an analyst conference on December 2, 2015.
The foregoing information, which has been furnished solely for this Item 7.01 and Exhibit 99.1, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Presentation labeled: Bank of America Merrill Lynch 2015 Leveraged Finance Conference

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: December 2, 2015	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation labeled: Bank of America Merrill Lynch 2015 Leveraged Finance Conference